UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022 (December 27, 2022)

MARIZYME, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 27, 2022, Marizyme, Inc. (the “Company”) held its Annual Meeting of Shareholders virtually via live audio webcast at https://agm.issuerdirect.com/mrzm. A total of 28,692,548 shares of common stock representing 58.80% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting.

David Barthel, Terry Brostowin, Esq., Dr. William Hearl, Julie Kampf, Dr. Vithalbhai Dhaduk, Michael Stewart, and Dr. Nilesh Patel were each elected as directors of the Company to serve until the next annual meeting of shareholders.

The shareholders approved an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the total number of shares of the Company’s authorized common stock to 75,000,000, on a post-reverse stock split basis.

The shareholders ratified an amendment to the Company’s Amended and Restated 2021 Stock Incentive Plan.

The shareholders also ratified the appointment of WithumSmith+Brown, P.C. as the independent registered public accounting firm for the fiscal year ending on December 31, 2022.

The shareholders voted in favor of the non-binding advisory proposal that the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-frequency,” be approved for every one year.

The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Barthel	27,365,825	1,301,442	25,287
Terry Brostowin, Esq.	27,359,825	1,307,442	25,287
Dr. William Hearl	27,060,825	1,606,442	25,287
Julie Kampf	26,041,325	2,625,942	25,287
Dr. Vithalbhai Dhaduk	26,041,325	2,625,942	25,287
Michael Stewart	27,060,825	1,606,442	25,287
Dr. Nilesh Patel	26,341,325	2,325,942	25,287

2. Approval of the Amendment to the Company’s Articles of Incorporation, as Amended to Date, to Increase the Total Number of Shares of Authorized Common Stock to 75,000,000 on a Post-Reverse Stock Split Basis:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,385,774	1,306,780	N/A	N/A

3. Ratification of the Amendment to the Company’s Amended and Restated 2021 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,384,256	1,308,298	N/A	N/A

4. Ratification of the Appointment of WithumSmith+Brown PC as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,692,547	1	6	N/A

5. Non-Binding Advisory Vote on Preferred Frequency of Stockholder Advisory Votes on Executive Compensation, referred to as “Say-On-Frequency”:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
16,766,676	11,146,471	749,119	5,0001	25,287

In light of the results of the “say-on-frequency” vote and other factors, the Board of Directors has determined that the Company will hold future advisory votes on the compensation of its named executive officers on an annual basis until the next “say-on-frequency” vote is conducted or until the Board of Directors determines that it is in the best interest of the Company to hold such votes with a different frequency. The next advisory vote regarding the frequency of say on frequency votes is required to occur no later than the Company’s 2028 Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2022	MARIZYME, INC.

	By:	/s/ David Barthel
David Barthel
Chief Executive Officer